UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

Henry Bros. Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	005-62411	22-3690168
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Midland Avenue,		07663
Saddle Brook, New Jersey (Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 794-6500

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Agreement

Henry Bros. Electronics, Inc. (the “Company”) is hereby reporting that it and CK Bergen Holdings, LLC have entered into a lease dated as of June 1, 2006 (the “Lease”). Pursuant to the Lease, the Company will rent approximately 31,801 square feet of space in the building located at 17-01 Pollitt Drive, Fair Lawn, New Jersey 07410 (the “Building”). The Lease commences on June 1, 2006 (the “Commencement Date”), however, the Rent Commencement Date (as defined in the Lease) commences on September 1, 2006. The Lease terminates on October 31, 2016. From September 1, 2006 until May 31, 2011, the rent is $17,888.06 and from June 1, 2011 until July 31, 2011, the monthly rent is $8,944.03. From August 1, 2011 though May 31, 2014, the monthly rent is $19,213.10 and from June 1, 2014 through July 31, 2014, the monthly rent is 9,606.55. From August 1, 2014 through October 31, 2016, the monthly rent is $19,213.10. Pursuant to the Lease, the Company will get a credit of up to $159,005.00 towards the Fixed Rent (as defined in the Lease) for renovations that the Company makes to the rented space provided the Company submits paid receipts for such renovations within twelve months of the Commencement Date.

Pursuant to the Lease, the Company is responsible for its proportionate share of property taxes on the building and its proportionate share of common area charges.

Pursuant the Lease, if additional space in the Building becomes available, it will be offered, subject to the terms and conditions of the Lease, to the Company on the terms which the Landlord intends to offer the space to the Public (as this term is defined in the Lease) prior to its being offered to the general public.

Pursuant to the Lease, the Company may extend the term of the Lease for two consecutive periods of sixty months each beginning the day after the Expiration Date (as defined in the Lease) at a rent equal to the then Fair Market Rent (as defined in the Lease).

A copy of the Lease is attached as Exhibit 10.1 to this report and is incorporated herein. The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1 Form of Lease Between CK Bergen Holdings, LLC and Henry Bros. Electronics, Inc. dated as of June 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc. (Registrant)

Date: June 1, 2006	By:	/s/ Philip A. Timpanaro

Philip A. Timpanaro
Chief Financial Officer

EXHIBIT INDEX

10.1 Form of Lease Between CK Bergen Holdings, LLC and Henry Bros. Electronics, Inc. dated as of June 1, 2006.